UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                              July 5, 1995
                            (Date of report)



                  AMERICAN RESTAURANT PARTNERS, L.P.
        (Exact name of registrant as specified in its charter)


                               Delaware
                    (State or other jurisdiction of
                     incorporation or organization)

       1-9606                                      48-1037438
(Commission File Number)                        (I.R.S. Employer
                                               Identification No.)


555 North Woodlawn, Suite 3102
Wichita, Kansas                                            67208
(Address of principal executive offices)                (Zip-Code)


Registrant's telephone number, including area code  (316) 684-5119

ITEM 5.  OTHER EVENTS
         ------------

The Registrant issued the following press release on July 5, 1995:

"Wichita, Kansas, July 5, 1995 -- American Restaurant Partners, L.P. (ASE:RMC), a Delaware limited partnership that operates 60 Pizza Hut restaurants in its exclusive franchise territory, announced today that its managing general partner has authorized the purchase by the partnership of up to 300,000 Class A Income Preference Units of limited partner interests. Such purchases, which may be made either by open market purchases effected on the American Stock Exchange or otherwise or in privately negotiated transactions, may be made from time to time through December 31, 1996, depending on market factors and other conditions."

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RESTAURANT PARTNERS, L.P.
                                             (Registrant)
                                    By:  RMC AMERICAN MANAGEMENT, INC.
                                         Managing General Partner


Date:  July 12, 1995                By:  /s/Hal W. McCoy
       -------------                     ---------------
                                         Hal W. McCoy
                                         President and
                                         Chief Executive Officer